Evolus Announces Departure of its Chief Financial Officer

NEWPORT BEACH, Calif., May 27, 2025 – Evolus, Inc. (NASDAQ: EOLS), a performance beauty company with a focus on building an aesthetic portfolio of consumer brands, today announced that its Chief Financial Officer, Sandra Beaver, has resigned effective June 13, 2025, to accept the same position at a private mental health and wellness technology company. Ms. Beaver’s resignation is not a result of any disagreement related to the company’s operations, policies or practices, including any accounting principles and practices, or related to any financial statements or disclosures.

“On behalf of our employees, our leadership team, and our Board of Directors, I want to thank Sandra for her contributions to Evolus,” said David Moatazedi, President and Chief Executive Officer of Evolus. “Her stewardship across several important functions has helped drive our consistent growth and positioned the company for continued success. We enter this next chapter with strong momentum, having recently launched our second product line, achieved record revenues, solidified the balance sheet, and positioned the company for profitability. We wish Sandra continued success as she takes on this new opportunity.”

Sandra Beaver, Chief Financial Officer, commented, “It has been an honor to serve as CFO of Evolus and to lead such a talented Finance organization. I’m incredibly proud of what we’ve accomplished together. The Finance team at Evolus is exceptional, and I am confident they will continue to support the company’s strategic and financial objectives moving forward. I leave the company knowing that it is well positioned for continued success and I am excited for its future.”

The company has initiated a search to identify her successor and will provide updates as appropriate. In the interim, Evolus’ experienced Finance team will continue leading the accounting, finance, and investor relations functions to ensure a smooth transition.

About Evolus, Inc.

Evolus (NASDAQ: EOLS) is a global performance beauty company redefining the aesthetic injectable market for the next generation of beauty consumers through its unique, customer-centric business model and innovative digital platform. Our mission is to become a global leader in aesthetics anchored by our flagship products: Jeuveau® (prabotulinumtoxinA-xvfs), the first and only neurotoxin dedicated exclusively to aesthetics, and Evolysse™, a collection of unique injectable hyaluronic acid (HA) gels. Visit us at www.evolus.com, and follow us on LinkedIn, X, Instagram or Facebook.

Forward-Looking Statements

This press release contains forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements about future or anticipated events, our business, financial condition, results of operations and prospects, our industry and the regulatory environment in which we operate. Any statements contained herein that are not statements of historical or current facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of those terms, or other comparable terms intended to identify statements about the future. The company’s forward-looking statements include, but are not limited to, statements related to the company’s financial outlook, and the company’s expectations for achieving profitability.

The forward-looking statements included herein are based on our current expectations, assumptions, estimates and projections, which we believe to be reasonable, and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties, all of which are difficult or impossible to predict accurately and many of which are beyond our control, include, but are not limited to uncertainties associated with our ability to comply with the terms and conditions in the Medytox Settlement Agreements, our ability to fund our future operations or obtain financing to fund our operations, unfavorable global economic conditions including trade disputes and tariffs and the impact on consumer discretionary spending, uncertainties related to customer and consumer adoption of Jeuveau® and Evolysse™, the efficiency and operability of our digital platform, competition and market dynamics, our ability to successfully launch and commercialize our products in new markets, including the Evolysse™ Hyaluronic Acid (HA) gels in the U.S. and Estyme ® HA gels in Europe, our ability to maintain regulatory approvals of Jeuveau® and Evolysse™ or obtain regulatory approvals for new product candidates or indications, our reliance on Symatese to achieve and/or maintain regulatory approval for the Evolysse™ HA gel products in the U.S., and other risks described in our filings with the Securities and Exchange Commission, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed with the Securities and Exchange Commission on May 7, 2025. These filings can be accessed online at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events. If we do update or revise one or more of these statements, investors and others should not conclude that we will make additional updates or corrections.

Jeuveau® is a registered trademark and Evolysse™ is a trademark of Evolus, Inc.

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Evolus Contacts:
Investors:
Nareg Sagherian

Vice President, Head of Global Investor Relations and Corporate Communications
Tel: 248-202-9267
Email: ir@evolus.com

Media:
Email: media@evolus.com